UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: September 10, 2003

THE DIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	51-0374887
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)
15501 NORTH DIAL BOULEVARD
SCOTTSDALE, ARIZONA	85260-1619
(Address of Principal Executive Offices)	(Zip Code)

     Registrant’s Telephone Number, including Area Code (480) 754-3425.

Table Of Contents

Item 7. Exhibits

(c)	Exhibits

(99) Press Release of the Company dated September 9, 2003

Item 9. Regulation FD Disclosure.

On September 9, 2003, Dial issued a press release announcing that The Dial Corporation’s CEO and CFO will present at the Banc of America Securities 33rd Annual Investment Conference. The release also announced that Dial remains confident with its third quarter and full year earnings guidance. A copy of the press release is furnished herewith as Exhibit 99.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Dial Corporation
September 9, 2003

/s/ Conrad A. Conrad

Conrad A. Conrad
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit	(99) Press Release of the Company dated September 9, 2003